Exhibit 99.1

Company Pr e s e n t a t i o n S U M M E R 2 0 2 1

Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 2

Investment Highlights

1. **MARKET OPPORTUNITY** addressing multi-billion dollar online learning markets in business and education.
2. **UNIQUE MODEL** for transparent B2B business that creates an opportunity for growth and revenue for customers.
3. **PROVEN TECHNOLOGY** that scales, with the efficiency and interoperability that customers need.
4. **SUCCESSFUL PRODUCTS** that customers LOVE♥: strong focus on technology + design to create great user experiences.
5. **STRONG DIFFERENTIATION** in markets that urgently need technology to meet the demand for growth.

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AMESITE WINS

SALES

Ford Motor Company Pilot
- Global managers upskilled in AI – demonstrating high quality, satisfaction and outcomes

EWIE Group of Companies Pilot
- Global turnkey learning system that tracks people, teams and locations, easily

Warrior TechSource: Wayne State
- Learning ecosystem called the most advanced in the industry, transforming alumni opportunities for advancement

inHub: The Henry Ford
- Enterprise-wide solution that enabled the partner to deliver, digitally – and effectively

PRODUCT

98%

Retention across all Amesite products

" I really enjoyed the Innovation Journey assignment. I enjoyed the sessions with THF staff. **This has been one of the best PD's I have ever done."**

– THF Learner, Dec 2020

" This is a **great way to explore new technologies** and industries. I can see this being **especially helpful to people that don't already have a background in the subject matter.**"

– WSU Learner, Nov 2020

TECHNOLOGY

- Outstanding **video streaming capabilities, right on the platform**
- **Top security**, with analytics to keep partners' and user data safe
- **Efficient infrastructure management** to make operations efficient and speed launches
- **Artificial Intelligence to drive unparalleled engagement** and give the ability to continuously improve the user experience

Amesite is addressing enormous markets with a unique, scalable B2B SaaS solution that customers love – and is built to scale.

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Meet A m e s i te Amesite's cloud - based p l a t f o r m + c o n t e n t c r e a t i o n services provide fully - managed, customized learning environments for businesses and universities. Amesite is unique in its focus on the user experience for learning: for instructors, administrators and learners. © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 5

Microsoft Partner

"Technology in all economic sectors is moving faster than ever and there is a great demand from professionals for accessible courses that keep them up to date. By empowering Amesite and putting their platform on Microsoft Azure, we can approach our partner universities around the country and get these solutions out to people who need upskilling courses but may not be able to return to wherever they got their degree for a full semester-long in-person class."

Tamer Erzurumlu
Director of Partner Strategy
Education at Microsoft

Amesite as a Microsoft Partner is Well-Positioned to Drive Digital Transformation and Upskill Professionals Across Markets

ABOUT MICROSOFT

Microsoft is the largest and most important software company in the world, with a market cap of nearly **$1.9T**.

Amesite is proud to be a Microsoft Partner and looks forward to leveraging the visibility of Microsoft's Partner solutions to grow impact and revenue.

amesite

Microsoft Partner | Education Specialist

Microsoft

THE IMPACT

Amesite, now in partnership with Microsoft, is equipped to:

- Reach a vast network of professionals.
- Help develop new innovations in autonomous vehicle technology, blockchain, renewable energy and more.
- Launch the necessary programs to keep learners upskilled – quickly and effectively.
- Drive workforce development and professional upskilling at an exponentially larger scale.

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Our mission is to ***improve the way the world learns.***

2017	**Founded**
2018	**Closed first financing, built a team, launched first products**
2019	**Launched full-stack, cloud-based solution; sales in key sectors**
2020	**Nasdaq IPO $AMST**

> "Music, retail, even banking, **have leapt ahead** with user friendly, engaging platforms that allow work to be done or entertainment to be consumed. **Education has lagged. That will end.**
>
> **Dr. Ann Marie Sastry**
> Founder & CEO
> on Cavuto: Coast to Coast

KEY ACCOMPLISHMENTS

- Won sales in three major sectors: Business, Higher Education and K-12
- Won major, organization-wide sales to become sole L&D platform
- Demonstrated industry-leading retention rates across all programs: 98%
- Secured nameplate customers and delivered excellent customer reviews
- **Positioned for growth — just when the world of learning needs our solutions**

BUSINESS AND TECHNICAL AWARDS AND RECOGNITIONS

BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2020

THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2020

BIG INNOVATION 2020

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MODEL AND MARKETS

MODEL: SAAS FLEXIBILITY AND SCALABILITY, TARGETING HIGH MARGIN + ARR

SETUP FEE	**ADAPTABLE:** Amesite delivers custom, enterprise-wide systems, or new, specialized or technical programs, branded to the Customer
COURSE CREATION FEE	**FLEXIBLE:** Amesite can build-from-scratch, from technical to introductory / general-interest courses and programs — or Customers can use their own content
MAINTENANCE FEE	**RELEVANT:** Amesite assures content stays up-to-date
USER FEE	**SCALABLE:** Manageable user fees enable course monitoring and customer service, leveraging infrastructure that supports growth

ENTERPRISE

$169B

HIGHER ED

16.6M Learners

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Enterprise Solutions

> "The **results we've seen so far are unparalleled, the technology has made the system scalable and easy to use** and we can fully achieve our goals of inspiring that next generation of innovators and inventors."

Patricia Mooradian
President & CEO,
The Henry Ford Museum

WATCH THE CASE STUDY HERE

Amesite is a **solution for ENTERPRISES that scales easily.**

Delivering Courses & Programs to Upskill Flexibly

- Access to **best-in-class content and instructors** — on demand
- **Continuously refreshed** employee learning programs
- Delivery of **job-specific certifications** for teams, quickly and efficiently


WEEK 1
AUG 02 - 08
Introduction to Artificial Intelligence
History, Impact & Potential, & Algorithms
0%
Engagement #1
Homework #1

Delivering Whole Enterprise Solutions that Meet L&D Needs

- Fully **branded-to-Customer, AI-backed platform**, complete with the exact learning products that businesses need
- **Full integration** of top tier tools, and **custom-built features**, delivered on-demand
- **Auto-scaling out-of-the-box** — no additional complexity for businesses


AI for Managers
82%
Course ends March 24
CONTINUE

$151B
Worldwide market revenues from SaaS companies by **2022**

73%
of organizations will be using all or mostly SaaS solutions by **2021**

93%
of CIOs indicate they're **already adopting** or are soon planning to adopt SaaS solutions

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Higher Ed Solutions

"We chose to partner with Amesite because they offer **the most advanced online learning platform in the market today**. The feedback from our students and instructors has been overwhelmingly positive."

Dr. Farshad Fotouhi
Dean of Engineering,
Wayne State University

WATCH THE CASE STUDY HERE

Amesite is a solution for HIGHER ED that drives revenue for universities.

Delivering Ecosystems that Generate Revenue

- **Courses, programs and certificates** delivered on a fully-managed platform, enabling colleges to launch efficiently
- **AI-backed platform** matches content to courses — continuously
- Strategic consultation enables colleges to **create certifications that have impact**


EVERYTHING YOU NEED. ONLINE. ON YOUR TIME.
EMERGING TECHNOLOGY
Artificial Intelligence
LEARN MORE
Data Science
LEARN MORE
Coding for Gaming and Gamification
LEARN MORE
Smart Manufacturing
LEARN MORE

$74B
Global Online Degree Market Forecast by **2025**

Delivering Experiences that Build Loyalty and ARR

- Delivery of the programs needed — paying only as-you-go — **branded to universities, to meet their markets' needs**
- Access to content, instructors and **expert curation of content**
- **Best-in-class customer service** — enabling growth without expanding or taxing university infrastructure


Blockchain
83%
Electric Vehicles
64%
Course ends April 27
CONTINUE

$319B
Global Online Education Market Forecast by **2025**

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THF Case Study

"I am a teacher by heart and I come from a family of teachers, so I know educators want access to the best possible resources that inspire their students and activate their potential. **inHub is the embodiment of that and Amesite's technology is making it possible.**"

Lucie Howell
Chief Learning Officer,
The Henry Ford Museum

The **Henry Ford's inHub** Advances Their Vision of Being a **Global Force** for **Innovation, Invention** and **Entrepreneurship**

ABOUT THE HENRY FORD

The Henry Ford provides unique educational experiences based on authentic objects, stories, and lives from America's traditions of ingenuity, resourcefulness and innovation.

Industry: Museums & Art Galleries, Hospitality

Company Size: 501 - 1,000

Location: Dearborn, Michigan

Software: Enterprise


inhub
inhub
Model

THE CHALLENGE

To increase access to The Henry Ford's unparalleled **collection of 26 MILLION primary and secondary source artifacts** to provide insights into 300 years of American innovation, ingenuity and resourcefulness. And more importantly, to allow these artifacts and their stories **to be translated into impactful experiences and lessons** within a digital environment **to impact and inspire users and educators around the globe in a powerful and engaging way.**

THE ANSWER

The **Henry Ford partnered with Amesite to deliver inHub**, a global resource and community for activating an innovative mindset. This **specialized digital learning platform** enables users **to engage**, **interact** and **experience** The Henry Ford's collections and its stories in **a whole new way.**

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 11

WSU Case Study

"We are focused on making sure that professionals learn the latest and best technology. **Having Amesite as a trusted partner has enabled us to scale very fast. Together, we are having greater impact.**"

Weisong Shi
Associate Dean of Engineering, Wayne State University

Wayne State University's Warrior TechSource for the Enterprise **Enables Professionals to Be Future-Ready**

ABOUT WSU

Wayne State University is a public research university in Detroit, Michigan. It is Michigan's third-largest university.

Industry: Colleges & Universities

Company Size: 1,001 - 5,000

Location: Detroit, Michigan

Software: Higher Education



THE CHALLENGE

To help Wayne State University alumni and professionals **execute on today's automotive technology** and **provide them with educational opportunities that allow upward movement in the transforming field of mobility.** Most engineers did not graduate with degrees that covered in-demand topics like electric vehicles, autonomous vehicles, or the Internet of Things – and now **require upskilling to stay competitive in their fields.**

THE ANSWER

Wayne State University partnered with Amesite to deliver Warrior TechSource, a holistic platform that provides fully online, on-demand courses with live instructors. The **platform offers a superior way for WSU to upskill alumni and other professionals** on digital technology and technologies of the future. The **courses contain the latest findings on every topic they train on, in real-time, worldwide** – delivered to students, wherever and whenever needed. It is the **perfect solution for busy professionals** who want to stay relevant and **advance their careers.**

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.
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TECHNOLOGY

AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

AMESITE TECHNOLOGY SUPPORTS SIMPLE, SCALABLE DESIGNS CUSTOMERS LOVE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code.
Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

AI-DRIVEN

SCALABLE & SECURE

BEST-IN CLASS FEATURES AND INTEGRABILITY

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A I G R O W T H $126B by 2025 https:// www.statista.com/statistics/607716/worldwide - artificial - intelligence - market - revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20auto mation%2C%20and%20machine%20learning. © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 14 O N L I N E E D U C A T I O N G RO W T H $319.2B by 2025 https:// www.researchandmarkets.com/reports/4986759/global - online - education - market - forecasts - from S A A S F O R B U S I N E S S G R O W T H $623B by 2023 https:// www.prnewswire.com/news - releases/software - as - a - service - saas - market - could - exceed - 600 - billion - by - 2023 - 301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,a%20hold%20of%20such%20systems. IN V E S T M E N T L A N D S C A P E : A M E S IT E L E A R N I N G M A N A G E M E N T S Y S T E M S Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the “LMS.” Companies: Pluralsight [PS], Stride [LRN], Blackbaud [BLKB] C O N T E N T C U R A T O R S , P R O G R A M M A N A G E R S , S E R V I C E P R O V I D E R S We believe that the private sector will continue to spur advancements in learning markets. Companies: 2U [TWOU], Chegg [CHGG] P L A T F O R M S F O R T H E F U T U R E O F W O R K Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning. Companies: Workday [WDAY], Atlassian [TEAM]

LEADERSHIP AND BOARD



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

FINANCE

TECH & IP

PEOPLE & GROWTH

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THANK YOU.



FOR RESOURCES

FOLLOW
OUR PROGRESS

FOR INVESTMENT

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